TAXES ON INCOME	12 Months Ended
Dec. 31, 2014
TAXES ON INCOME [Abstract]
TAXES ON INCOME

NOTE 13:-  TAXES ON INCOME

a.       Corporate tax rates:

The Israeli corporate tax rate was 25% in 2012 and 2013.

On July 30, 2013, the Israeli Parliament passed a law, which, among other things, was designated to increase the tax levy (the "New Law"). The New Law increases the Israeli corporate tax rate commencing in 2014 from 25% to 26.5%. However, the effective tax rate payable by a company that derives income from an Approved Enterprise, a Preferred Enterprise or a Beneficiary Enterprise (as discussed below) may be considerably less. Capital gains derived by an Israeli company are generally subject to the prevailing corporate tax rate.

  Foreign Exchange Regulations:

Commencing in taxable year 2013, the Company has elected to measure its taxable income and file its tax return under the Israeli Income Foreign Tax Regulations. Under the Foreign Exchange Regulations, an Israeli company must calculate its tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

c.      Tax benefits under Israel's law for the Encouragement of Capital Investments, 1959 ("the Law"):

In 1998, the production facilities of the Company related to its computational technologies were granted the status of an "Approved Enterprise" under the Law. In 2004, expansion program was granted the status of an "Approved Enterprise".under the Law. In 2004, expansion program was ranted the status of "Approved Enterprise". According to the provisions of the Law, the Company has elected the alternative package of benefits and has waived Government grants in return for tax benefits. The period of tax benefits, detailed above, is limited to the earlier of 12 years from the commencement of production, or 14 years from the approval date.

According to the provisions of the Law, the Company's income is tax-exempt for a period of two years commencing with the year it first earns taxable income, and subject to corporate taxes at the reduced rate of 10% to 25%, for an additional period of five to eight years depending upon the level of foreign ownership of the Company. As of December 31, 2014, the benefit period of tax benefit is expected to be commenced, since the Company expects to profitable for tax purposes (tax-exempt for the first two years).

The Law was significantly amended effective April 1, 2005 ("the Amendment"). The Amendment includes revisions to the criteria for investments qualified to receive tax benefits as a Beneficiary Enterprise and among other things, simplifies the approval process. The Amendment applies to new investment programs. Therefore, investment programs commencing after December 31, 2004, do not affect the approved programs of the Company.

In addition, the Law provides that terms and benefits included in any letter of approval already granted will remain subject to the provisions of the Law as they were on the date of such approval. Therefore, the Company's existing Approved Enterprise will generally not be subject to the provisions of the Amendment. The Company elected 2006 and 2009 as "year of election" under the Amendment.

The entitlement to the above benefits is contingent upon the fulfillment of the conditions stipulated in the Law, regulations published there under and the criteria set forth in the specific letters of approval. In the event of failure to comply with these conditions, the benefits may be canceled and the Company may be required to refund the amount of the benefits, in whole or in part, including interest and linked to changes in the Israeli CPI. As of December 31, 2014, management believes that the Company is meeting the aforementioned conditions.

If the Company pays a dividend out of income derived from the Approved and Beneficiary Enterprise during the tax exemption period, it will be subject to corporate tax in respect of the gross amount distributed, including any taxes thereon, at the rate which would have been applicable had it not enjoyed the alternative benefits, generally 10%-25%, depending on the percentage of the Company's Ordinary shares held by foreign shareholders. The dividend recipient is subject to withholding tax at the rate of 15% applicable to dividends from approved enterprises, if the dividend is distributed during the tax exemption period or within twelve years thereafter. The Company currently has no plans to distribute dividends and intends to retain future earnings to finance the development of its business.

Income from sources other than the "Approved and Beneficiary Enterprise" during the benefit period will be subject to tax at the regular corporate tax rate.

As of January 1, 2011 new legislation amending to the Investment Law came into effect (the "2011 Amendment"). The 2011 Amendment introduced a new status of "Preferred Company" and "Preferred Enterprise", replacing the existed status of "Beneficiary Company" and "Beneficiary Enterprise". Similarly to "Beneficiary Company", a Preferred Company is an industrial company owning a Preferred Enterprise which meets certain conditions (including a minimum threshold of 25% export). However, under this new legislation the requirement for a minimum investment in productive assets was cancelled.

Under the 2011 Amendment, a uniform corporate tax rate will apply to all qualifying income of the Preferred Company, as opposed to the former law, which was limited to income from the Approved Enterprises and Beneficiary Enterprise during the benefits period. The uniform corporate tax rate will be 7% in areas in Israel designated as Development Zone A and 12.5% elsewhere in Israel during 2013, 9% in development Zone A and 16% elsewhere in Israel, respectively, in 2014. The Company operates outside of Zone A and is subject to 16% tax rate in 2014.

A dividend distributed from income which is attributed to a Preferred Enterprise/Special Preferred Enterprise will be subject to withholding tax at source at the following rates: (i) Israeli resident corporation – 0%, (ii) Israeli resident individual – 15% in 2013 and 20% as of 2014 (iii) non-Israeli resident - 15% in 2013 and 20% as of 2014 subject to a reduced tax rate under the provisions of an applicable double tax treaty.

Under the transition provisions of the new legislation, the Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law.

e.      Tax benefits under the law for the Encouragement of Industry (Taxes), 1969 (the "Encouragement Law"):

The Encouragement Law, provides several tax benefits for industrial companies. An industrial company is defined as a company resident in Israel, at least 90% of the income of which in a given tax year exclusive of income from specified Government loans, capital gains, interest and dividends, is derived from an industrial enterprise owned by it. An industrial enterprise is defined as an enterprise whose major activity in a given tax year is industrial production activity.

Management believes that the Company is currently qualified as an "industrial company" under the Encouragement Law and as such, enjoys tax benefits, including: (1) deduction of purchase of know-how and patents and/or right to use a patent over an eight-year period; (2) the right to elect, under specified conditions, to file a consolidated tax return with additional related Israeli industrial companies and an industrial holding company; (3) accelerated depreciation rates on equipment and buildings; and (4) expenses related to a public offering on the Tel-Aviv Stock Exchange and on recognized stock markets outside of Israel, are deductible in equal amounts over three years.

Eligibility for benefits under the Encouragement Law is not subject to receipt of prior approval from any Governmental authority. No assurance can be given that the Israeli tax authorities will agree that the Company qualifies, or, if the Company qualifies, then the Company will continue to qualify as an industrial company or that the benefits described above will be available to the Company in the future.

f.       Pre-tax income (loss) is comprised as follows:

	Year ended December 31,
	2014	2013	2012

Domestic	$(3,792)	$(6,556)	$(2,372)
Foreign	1,345	219	(5,292)

	$(2,447)	$(6,337)	$(7,664)

g.       A reconciliation of the theoretical tax expenses (benefit), assuming all income is taxed at the statutory tax rate applicable to the income of the Company and the actual tax expenses (benefit) is as follows:

	Year ended December 31,
	2014	2013	2012

Loss before taxes on income	$(2,447)	$(6,337)	$(7,664)

Theoretical tax expense computed at the Israeli statutory tax rate (26.5%, 25% and 25% for the years 2014, 2013 and 2012, respectively)	$(649)	$(1,584)	$(1,916)

Changes in valuation allowance	(1,279)	931	(1,554)
Increase (decrease) in losses and temporary differences due to change in Israeli corporate " and Approved Enterprise" tax	(49)	3,056	(7,073)
Increase (decrease) in valuation allowance related to losses and temporary differences due to change in Israeli corporate " and Approved Enterprise" tax	49	(3,056)	7,073
Taxes with respect to prior years	-	-	2
Increase in deferred tax assets related to losses and temporary differences due to changes in tax rates and different basis of measurement	562	(594)	-
Non-deductible expenses and other	(415)	(223)	1,699
Non-deductible share-based compensation expense	1,831	1,590	833
Exchange rate differences	-	-	10

Actual tax expense (benefit)	$50	$120	$(926)

h.      Income tax expense (tax benefit) is comprised as follows:

	Year ended December 31,
	2014	2013	2012

Current taxes (benefit)	$612	$408	$(2)
Deferred taxes (benefit)	(562)	(288)	(926)
Taxes in respect of prior years	-	-	2

	$50	$120	$(926)

i.       Net operating losses carry forward:

The Company has accumulated net operating losses for tax purposes as of December 31, 2014, in the amount of approximately $ 39,000, which may be carried forward and offset against taxable income in the future for an indefinite period. In December 2014, the Israeli Tax Authorities approved a final tax ruling with respect to the Company's acquisition of Oversi. According to the ruling, the net operating losses may be offset against taxable income annually with a limitation of up to 14% of the total accumulated losses but no more than 50% of the Company's taxable income. In addition, the Company has accumulated capital losses for tax purposes as of December 31, 2014, in the amount of approximately $ 27,316, which may be carried forward and offset against taxable capital gains in the future for an indefinite period, but are limited as stated above. Management currently believes that since the Company has a history of losses, and uncertainty with respect to future taxable income, it is more likely than not that some of the deferred tax assets regarding the loss carry forwards will not be utilized in the foreseeable future. Thus, a valuation allowance was provided to reduce deferred tax assets to their realizable value.

The U.S. subsidiary has accumulated losses for U.S. federal income tax return purposes of approximately $ 2,778. The federal accumulated losses for tax purposes expire between 2024 and 2032. The state accumulated losses for tax purposes begin to expire in 2014. An amount of $ 1,519 of the net operating loss carry-forwards relates to excess tax deductions from stock options.

Such losses are subject to limitations of Internal Revenue Code, Section 382, which in general provides that utilization of net operating losses is subject to an annual limitation if an ownership change results  from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  The annual limitations may result in the expiration of losses before utilization.

The European subsidiary is subject to French income taxes and has a net operating loss carry forward amounting as of December 31, 2014 to approximately $ 4,441, which may be carried forward and offset against taxable gains in the future for an indefinite period.

j.       Deferred income taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income taxes are as follows:

		December 31,
		2014	2013

Deferred tax assets:
Operating and capital loss carryforwards		$13,103	$14,567
Reserves and allowances		1,183	785

Deferred tax asset before valuation allowance		14,286	15,352
Valuation allowance		(11,408)	(12,736)
Net deferred tax asset		2,878	2,616

Deferred tax liability	﷐	(309)	(609)
Net deferred tax asset		$2,569	$2,007

k.      As of December 31, 2014 and 2013, the provision in respect of ASC 740 was $ 279 and     $ 174, respectively. The accrued interest and penalties related to the provision in income taxes is immaterial.

The Company conducts business globally and, as a result, the Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various states and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities throughout the world, including such major jurisdictions as Israel, France, and the United States. With few exceptions, the Company is no longer subject to Israeli final tax assessment through the year 2010 and the European and U.S. subsidiaries have final tax assessments through 2010.